SERVICE AGREEMENT
                              -----------------
                                   between
                         TECHDYNE (SCOTLAND) LIMITED
                         ---------------------------
                                    and
                             JOHN CLARK GRIEVE
                             -----------------

                            SERVICE AGREEMENT
                            -----------------


                                 between

                      TECHDYNE (SCOTLAND) LIMITED
                      ---------------------------
                                  and

                           JOHN CLARK GRIEVE
                           -----------------


                                                                      1988
                                                                      ----
                                                                       cl



                         Dorman Jeffrey & Co.,
                            Solicitors,
                              Glasgow.

                             I N D E X
                             ---------


FIRST          Interpretation                              1-2
-----
SECOND         Employment                                  2
-----
THIRD          Standard of Performance                     2-3
-----
FOURTH         Term of Employment                          3
------
FIFTH          Remuneration                                3-4
-----
SIXTH          Expenses and Perquisites of Office          4-5
-----
SEVENTH        Outside Interests                           5-6
-------
EIGHTH         Confidentiality                             6-7
------
NINTH          Discoveries and Inventions                  7-8
-----
TENTH          Default                                     8-10
-----
ELEVENTH       Holidays                                    10
--------
TWELFTH        Incapacity                                  10-11
-------
THIRTEENTH     Restrictive Covenant                        11-14
----------
FOURTEENTH     Resignation on Termination                  14
----------
FIFTEENTH      Restriction on Effect of Termination        14
---------
SIXTEENTH      Further Particulars re Employment           14
---------
SEVENTEENTH    Notices                                     15
-----------
EIGHTEENTH     Lex Loci                                    15
----------
NINETEENTH     Prorogation of Jurisdiction                 16
----------

SCHEDULE       Further Particulars of Employment           17
--------


               DORMAN, JEFFREY & CO., SOLICITORS, GLASGOW
               ------------------------------------------

                                            MINUTE OF AGREEMENT
                                            -------------------

                                           entered into between

                                     TECHDYNE (SCOTLAND) LIMITED,
                                     ---------------------------
                                     Incorporated under the Companies Act
                                     and having its registered office
                                     situate at 140 West George Street,
                                     Glasgow, G2 2HH (hereinafter called
                                     "the Company")

                                              OF THE ONE PART
                                              ---------------
                                                    and

                                     JOHN CLARK GRIEVE residing at 23
                                     -----------------
                                     Muir Street, Stenhousemuir,
                                     Stirlingshire, FK5 3HZ (hereinafter
                                     called "Mr.  Grieve")

                                            OF THE OTHER PART
                                            -----------------



                              WHEREAS it has been agreed that Mr. Grieve is
                              -------
                              to be employed by the Company AND WHEREAS
                                                            -----------
                              it has been agreed that said employment of Mr. Grieve shall be on the terms and subject to the conditions hereinafter written: NOW
                                                                  ---
                              THEREFORE THE PARTIES DECLARE THAT THEY HAVE
                              --------------------------------------------
                              AGREED AND HEREBY AGREE AS FOLLOWS:-
                              ----------------------------------

                 INTERPRETATION
                 --------------


FIRST            For the purposes of this Agreement, the following words
-----            and phrases shall have the following meanings:-

                 "the Board" shall mean the Board of Directors of the
                      Company.

                 "the commencement date" shall mean 12th October 1987.

                 "holding company", "subsidiary" and "equity share
                      capital" shall have the meanings respectively ascribed thereto pursuant to the provisions of the Companies Act 1985, Section 736 and
                      Section 744.

                 "Group Companies" shall mean all companies which are
                      from time to time a holding company of the Company, a subsidiary company of such holding company or a subsidiary company of the Company.

                 EMPLOYMENT
                 ----------

SECOND           The Company shall employ Mr. Grieve in the position of
------           Managing Director and Mr. Grieve shall perform in a
                 competent and expeditious manner such duties and
                 exercise such powers in the conduct and management of
                 the Company or of any one or more Group Companies as
                 shall from time to time be delegated to him subject
                 always to such directions and restrictions as the Board
                 may from time to time determine.  Mr. Grieve
                 shall perform such services for the Company and the Group
                 Companies without any additional remuneration as
                 Otherwise provided for in Clause FIFTH or as otherwise
                                                  -----
                 from time to time agreed in writing between the Company and Mr. Grieve and Mr. Grieve shall accept such offices, positions and/or directorships in any such companies as the Chairman of the Board may require.

                 The Company shall be at liberty at any time and from time to time to employ another person or persons to act jointly with Mr. Grieve in said employment.

                 STANDARD OF PERFORMANCE
                 -----------------------

THIRD            For so long as he shall be employed by the Company Mr.
-----            Grieve shall devote his whole time and attention to the
                 performance of the duties pertaining to his said employment and do his utmost at all times to promote and develop the business and interests of the Company and of any Group Companies for which he may have responsibilities from time to time and to make their respective businesses a financial success and he shall not knowingly do and shall exercise his best endeavours to prevent being done, any act or thing which may in any way be prejudicial to the Company or any Group
                 Companies. Mr. Grieve shall conform to such hours of work as may from time to time reasonably be required of him and shall not be entitled to receive any additional remuneration for work outside his normal hours.

                 TERM OF EMPLOYMENT
                 ------------------

FOURTH           Mr. Grieve's employment hereunder shall be deemed to
------           commence (notwithstanding the date hereof) on the
                 commencement date as from which date this Agreement shall supersede all or any existing Agreements which subsist or may subsist between the Company and Mr.
                 Grieve and subject to the provisions herein contained, Mr. Grieve's employment hereunder shall continue until the expiry on the 31st day of December, Nineteen hundred and eighty eight or on any date thereafter of not less than three months' written notice of termination given by either party to the other.

                 REMUNERATION
                 ------------

FIFTH            (A)  There shall be paid to Mr. Grieve in respect of his
-----                 employment under this Agreement a salary (which
                      shall accrue on a day to day basis) at the rate of not less than Twenty Five Thousand Five Hundred
                      Pounds (25,500) Sterling per annum from the commencement date payable monthly as on the last day of each month for the month ending that date or otherwise as may from time to time be arranged.

                 (B) Said salary shall be deemed to include any fee or remuneration to which Mr. Grieve may otherwise be entitled in respect of his holding any office, directorships or other position with the Company or any of the Group Companies.

                 EXPENSES AND PERQUISITES OF OFFICE
                 ----------------------------------

SIXTH            (A)  Mr. Grieve shall have reimbursed to him all
-----                 reasonable travelling, hotel and other expenses
                      properly incurred by him in or about the performance of his duties hereunder and for which vouchers (if so required) are provided to the reasonable satisfaction of the Chairman of the Board.

                 (B) Mr. Grieve shall be entitled at all times to the exclusive use of a motor car suitable to Mr. Grieve's office to be provided by the Company and the expenses of providing running and maintaining such motor car (including costs of taxing and insuring same) shall be borne wholly by the Company.

                      Mr. Grieve shall be at liberty to use such car for his private purposes at such cost as the Chairman of the Board may from time to time determine, but shall

                      (i) take good care thereof and procure that the provisions and conditions of any policy of insurance relating thereto are observed; and

                      (ii) not permit any such car to be taken out of the United Kingdom without the prior written consent of the Chairman of the Board; and

                      (iii) comply with all directions from time to time
                            given by the Company with regard to motor vehicles provided by it for the use of its staff.

                 (C) Subject to the rules and conditions thereof, the Company shall procure and maintain the membership of Mr. Grieve of the pension scheme (if any) from time to time operated by the Company for the Company's staff.

                 (D) Mr. Grieve shall, subject to any restrictions imposed as a result of any previous medical history, be entitled to benefit from such medical services (if any) as the Company makes available to senior executives from time to time.

                 (E) Mr. Grieve shall, subject to any restrictions imposed as a result of any previous medical history, be entitled to benefit from such permanent health insurance scheme (if any) as the Company makes available to senior executives from time to time.

                 OUTSIDE INTERESTS
                 -----------------

SEVENTH          Mr. Grieve shall not, unless with the prior consent in
-------          writing of the Company during the period of his
                 employment under this Agreement

                 (a) be directly or indirectly engaged or concerned or interested in the conduct or management of any other business of any kind whatsoever, whether or not in competition with the Company or any of the Group Companies nor shall he own or in any other manner of way whatsoever, be interested in more than five per cent of any class of issued share or loan capital of any company listed on The Stock Exchange, or

                 (b) accept any public, political, local government, charitable, or academic office or appointment, or undertake any work or duties related thereto or connected therewith, or generally be or become engaged in or involved with any interests which may impinge on the time necessary or desirable to enable Mr. Grieve fully to perform his duties hereunder or otherwise adversely affect his ability to perform his duties as aforesaid.

                 CONFIDENTIALITY
                 ---------------

EIGHTH           (A)  Mr. Grieve shall not during the period of his
------                employment hereunder except in the proper course of
                      his duties and shall not at any time and in any circumstances after the termination thereof divulge to any person whomsoever and shall use his best endeavours to prevent the publication or disclosure of any secrets, trade secrets, confidential knowledge or information or any information concerning the business, finance or affairs of the Company or of any of the Group Companies or of any of their respective customers or clients or any of their dealings or transactions which may have come or may come to his knowledge during or in the course of his employment.

                 (B) Mr. Grieve shall immediately upon termination of his employment hereunder for whatsoever reason deliver up to the Company all price lists, lists of customers, correspondence and other documents, papers and property belonging to the Company or any Group Company which may have been prepared by him or may have come into his possession in the course of his employment hereunder and shall not retain any copies thereof.

                 DISCOVERIES AND INVENTIONS
                 --------------------------

NINTH            Any discovery or invention or secret process or
-----            improvement in procedure or any trade mark or design or
                 copyright made, discovered or produced by Mr. Grieve in the course of his employment hereunder in connection with or in any way affecting or relating to the business of the Company or of any Group Company or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of the Company or such Group Company as the Company may nominate for the purpose. Mr. Grieve if and whenever required so to do (whether during or after the termination of his appointment) shall at the expense of the Company (or its nominee) apply or join in applying for letters patent or trade mark or other equivalent protection in the United Kingdom or any other part of the world for any such discovery, invention, process, improvement, trade mark, design or copyright as aforesaid and execute and do all instruments and things necessary or desirable for vesting the said letters patent or trade mark or other equivalent protection when obtained and all right, title and interest in and to the same in the Company (or its nominee) absolutely and as sole beneficial owner or in such other person as may be required. Mr. Grieve hereby irrevocably appoints the Company to be his attorney in his name, and on his behalf to sign, execute do and deliver any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause.

                 DEFAULT
                 -------

TENTH            Notwithstanding the provisions of Clause FOURTH, the
-----                                                     ------
                 Company shall without prejudice to any other right or remedy competent to the Company be entitled to terminate
                 Mr. Grieve's employment hereunder at any time during its continuance without notice and without payment in lieu of notice if Mr. Grieve

                 (1)  shall be guilty of

                      (a)  dishonesty, or

                      (b)  gross misconduct, or

                      (c)  gross neglect, whether by commission or
                           omission of or failure or delay in the
                           performance of any of his duties hereunder, or

                      (d)  gross incompetence, mismanagement or
                           inefficiency in the performance of any of his duties hereunder to the prejudice of the Company or any Group
                      Companies from time to time or their respective businesses, or

                      (e)  conduct tending to bring himself or the
                           Company or any of the Group Companies into Contempt or disrepute, or

                 (2) shall have acted in any other way to the material prejudice of the Company or any Group Companies or their respective businesses, or

                 (3) shall commit any other breach of any of the material provisions of this Agreement other than a breach which (being capable of being remedied) is remedied by him within fourteen days of being called upon to do so in writing by the Chairman of the Board, or

                 (4) shall have been absent from employment hereunder due to disability for more than three consecutive months or more than three months in aggregate in any continuous period of six months, save where such absence arises pursuant to an accident occurring in the proper course of Mr. Grieve's employment hereunder while engaged in the lawful business of the Company or any of the Group Companies, in which event the relevant period of absence shall be six months or more than six months in aggregate in any continuous period of one year, or

                 (5) shall become apparently insolvent, or shall execute a trust deed for behoof of his creditors, or shall compound with his creditors.

                 HOLIDAYS
                 --------

ELEVENTH         Mr. Grieve shall in addition to such statutory or public
--------         holidays as may be determined by the Chairman of the
                 Board from time to time, be entitled without loss of remuneration to four weeks' holiday in each calendar year during his employment hereunder and such holiday shall be taken at such time or times as shall be approved by the Chairman of the Board, but shall not be capable of being accumulated from year to year.

                 INCAPACITY
                 ----------

TWELFTH          In the event of Mr. Grieve prior to termination of his
-------          employment hereunder becoming incapacitated through
                 illness from performing to the satisfaction of the Company his duties hereunder, the Company shall procure that he will, whilst so incapacitated, for a period (i) of three months after that event or (ii) until termination of his employment hereunder, whichever be the sooner (such period being hereinafter referred to as "the period"), continue to receive an income equal to the full salary of which he is then in receipt as hereinbefore provided and, on the expiry of the period
                 (other than by reason of the termination of his employment hereunder) the Company shall (subject to obtaining such medical certificates as the Company may from time to time require) procure that Mr. Grieve shall receive until whichever is the earlier of the expiry of a further three months and the termination of his employment hereunder, an income equal to one-half of the said salary provided

                 (a) that in the event of his incapacity disappearing or diminishing before the period or before termination of his employment hereunder Mr. Grieve shall resume either his full duties hereunder on the same terms and conditions as those pertaining at the date of his incapacity or alternatively such restricted duties as the Company may reasonably decide with payment of not less than two thirds of said salary, and

                 (b) that until termination of Mr. Grieve's employment hereunder the Company shall notwithstanding Mr. Grieve's incapacity continue to maintain the life insurance, pension and other benefits in force at the date of said incapacity and paid for by the Company.

                 RESTRICTIVE COVENANT
                 --------------------

THIRTEENTH       (A)  Mr. Grieve shall not at any time within a period of
----------            one year from the date of termination of his
                      employment hereunder for whatsoever reason unless with the prior written consent of the Company

                      (a) directly or indirectly whether as principal, servant or agent, canvass, solicit or entice or endeavour to entice away from the Company or any of the Group Companies, any director or employee of the Company or of any of the Group Companies, or

                      (b) directly or indirectly, whether as principal, servant or agent or in any other capacity whatsoever carry on or be engaged or interested in any business within Scotland carrying on trade ("the trade") as manufacturers, assemblers, designers, installers, developers, producers, dealers in, agents for or distributors of electronic cables and harness assemblies, electro-mechanical and other products of the Company or any Group Company in competition with the Company or any Group Company,

                      (c) directly or indirectly, whether as principal servant or agent, solicit or seek to obtain for himself or for any person, firm or corporation by whom he is employed or with whom he is associated the custom of, or act as principal, servant or agent for, or directly or indirectly accept any benefit whether in money or moneysworth from any business in connection with the trade conducted for any person, firm or corporation who either at the date of termination of his employment or at any time during the twelve months immediately preceding such termination is or was a customer of the Company or of any of the Group companies, for whose business Mr. Grieve was at any time in the course of his employment hereunder responsible or with whom in the course of his said employment he had any dealings whatsoever; provided that

                           (i)   for the purpose of this Clause the
                                 expression "customer" shall be deemed to include a prospective customer whose business was the subject of negotiation with the Company or any of the Group companies at any time within a period of twelve months prior to the termination of Mr. Grieve's engagement hereunder, and

                           (ii)  in the event of Mr. Grieve directly or
                                 indirectly receiving any benefit whether in money or moneysworth as aforesaid at or in respect of any time during said period of one year he shall, without prejudice to any other rights or remedies competent to the Company or the relevant Group company to be bound forthwith to Account for and make payment to the Company, in respect of such benefit, and

                           (iii) for the purpose of this Clause Mr. Grieve
                                 acknowledges and agrees that where
                                 multinational companies are customers of the Company and/or any of the Group Companies the restrictions herein contained shall have effect in relation to such multinational companies in whatever country they are located.

                 (B) Each of the foregoing obligations shall be deemed to be separate and severable obligations and each of said obligations shall be construed accordingly.

                 (C) While the foregoing restrictions are considered by the parties to be reasonable in all the circumstances, it is agreed that if any of such restrictions shall be held to be void or ineffective for whatever reason but would be held to be valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof reduced in scope, the said restrictions shall apply with such modifications as may be necessary to make them valid and effective.

                 RESIGNATION ON TERMINATION
                 --------------------------

FOURTEENTH       Upon the termination of his employment hereunder for
----------       whatever reason, Mr. Grieve shall at any time or from
                 time to time thereafter upon the request of the Company resign without claim for compensation for loss of office, as a director of the Company and as a director of such of the Group Companies as may be so requested and should he fail to do so the Company is hereby irrevocably authorised to appoint some person in his name and on his behalf to sign and do any documents or things necessary or requisite to give effect thereto.

                 RESTRICTION ON EFFECT OF TERMINATION
                 ------------------------------------

FIFTEENTH        The termination of this Agreement howsoever arising
--------         shall not operate to affect such of the provisions
                 hereof as in accordance with their terms are expressed to operate or have effect thereafter.

                 FURTHER PARTICULARS RE EMPLOYMENT
                 ---------------------------------

SIXTEENTH        Further particulars of the terms and conditions of Mr.
---------        Grieve's employment are set out in the Schedule hereto
                 and shall be deemed to be incorporated in this Agreement.

                 NOTICES
                 -------

SEVENTEENTH      Any notice or document required or permitted to be given
-----------      or served under this Agreement-may be given or served
                 personally or by leaving the same or sending the same by first class post at or to the registered office of the party (where it is the Company) for the time being or (in the case of Mr. Grieve) to his address as shown in the preamble to this Agreement or at or to such other address as shall have been last notified to the other party for that purpose. Any notice or document given or served by post shall be deemed to be given or served on the second business day after the letter containing the same was posted and in proving that any notice or document was so given or served it shall be necessary only to prove that the same was properly addressed and posted as aforesaid.

                 LEX LOCI
                 --------

EIGHTEENTH       This Agreement shall be interpreted according to the law
----------       of Scotland which shall apply to the whole terms
                 thereof.

                 PROROGATION OF JURISDICTION
                 ---------------------------

NINETEENTH       Each of the parties hereby prorogates the non-exclusive
----------       jurisdiction of the Scottish Courts so far as not
                 already subject thereto: IN WITNESS WHEREOF these
                                          ------------------
                 presents typewritten on this and the preceding Fifteen pages for Messrs. Dorman, Jeffrey & Co., Solicitors,
                 Glasgow are together with the Schedule hereto executed in duplicate as follows:-


SEALED with the Common Seal of the said
------
TECHDYNE (SCOTLAND) LIMITED at
---------------------------
on the 11th day of MARCH Nineteen
hundred and eighty eight in the presence of:-

/s/ Gerard W. Clasley	    Director                     [SEAL]
-------------------------

/s/ Joseph Verga         	Director/Secretary
-------------------------

SIGNED by the said JOHN CLARK GRIEVE at
------             -----------------
at GLASGOW on the ELEVENTH day of MARCH
Nineteen hundred and eighty eight before these witnesses:-

Witness      /s/ David Lindsay Gibson
             ------------------------
Full Name    DAVID LINDSAY GIBSON
             ------------------------
Address      140 WEST GEORGE ST
             ------------------------
             GLASGOW
             ------------------------
0ccupation   SOLICITOR
             ------------------------
                                                       /s/ John Grieve
                                                       ----------------
Witness      /s/ Eric Roger Galbraith
             ------------------------
Full Name    ERIC ROGER GALBRAITH
             ------------------------
Address      140 WEST GEORGE
             ------------------------
             STREET GLASGOW
             ------------------------
Occupation   SOLICITOR
             ------------------------

                                   SCHEDULE

(1)          Hours of Work: Mr. Grieve's normal hours of work at the date
             -------------
             hereof are from 9 a.m. to 5 p.m. (Monday to Friday) inclusive of one hour for lunch daily but Mr. Grieve shall conform to such hours of work as may reasonably be required of him for the proper performance of his duties hereunder and shall not be entitled to receive any additional remuneration for work outside his normal hours.

(2)          Sick pay: Until this Agreement is duly terminated pursuant
             --------
             to the provisions thereof Mr. Grieve shall notwithstanding illness or other incapacity remain entitled for the period contemplated in Clause TWELFTH of this Agreement, to receive
                                    -------
             his salary hereunder in full subject only to (a) a reduction therein by an amount or amounts equal to the maximum benefit which Mr. Grieve fully stamped would be entitled to claim under the Social Security Act 1975 or any subsequent legislation replacing or amending the same (whether or not such benefit is paid) and (b) a reduction therein by an amount or amounts equal to any payments made to Mr. Grieve pursuant to any insurance then in effect with respect to any incapacity.

(3)          Holiday pay: On the expiration or termination of this
             -----------
             Agreement no entitlement to accrued holiday pay will arise.

(4)          Pension Provisions: The Company does not at the date of
             ------------------
             commencement have a Pension Scheme.

(5)          The Grievance Procedure: In the event of Mr. Grieve wishing
             -----------------------
             to seek redress of any grievance relating to his employment he should lay his grievance before the Chairman of the Board in writing and the Chairman of the Board shall afford the Appointee the opportunity of a full and fair hearing in respect thereof and his decision on such grievance shall be final but without prejudice to any right or remedy competent to Mr. Grieve in consequence of such decision.

(6)          Previous Employment: Mr. Grieve does not have any relevant
             -------------------
             previous employment for the purposes of calculating his continuous employment with the Company for the purposes of the Employment Protection (Consolidation) Act 1978



             /s/ Gerard W. Clasley Director
                                                         [SEAL]
             /s/ Joseph Verga	Director/Secretary

                                                 /s/ John Grieve